Exhibit 99.1

Elephant Talk Reports 2013 Fourth Quarter and Year End Financial Results

Fourth Quarter Revenue increased $800,000 or 16% compared to the Third Quarter of 2013;

2013 Fourth Quarter Margins were over 82%;

Achieved Positive Adjusted EBITDA in the Fourth Quarter of 2013

OKLAHOMA CITY, OK — March 26, 2014 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (Software DNA™ 2.0) platforms and cyber security solutions, today announced total revenue of $22.8 million and margin* of 68.7% for the year ended December 31, 2013 as compared to $29.2 million and margin* of 28.7% for the year ended December 31, 2012. For the fourth quarter of 2013, Adjusted EBITDA was approximately $143,000, an improvement of $1.9 million year-over-year and $227,000 sequentially.

Recent Company Highlights:

•	Elephant Talk has appointed Mr. Carl Stevens and Mr. Geoffrey Leland, who both have extensive financial and public company experience, to its Board of Directors.
•	Migrated the first 600,000+ SIMS from Grupo lusacell, S.A. (“Iusacell”) in Mexico onto its dedicated Software DNA™ 2.0 platform.
•	By the end of 2014, Iusacell management expects to have over 8 million customers migrated to the Elephant Talk platform.
•	Signed a 5-year extension contract with Vodafone Enabler Espana, S.L. with an average 13% increase on hosting fees.
•	Zain Saudi Arabia launched a new brand called Matrix, which is hosted on the Elephant Talk platform and has successfully added SIMs to the Elephant Talk platform.
•	Completed the initial rollout of its newly enhanced Software Defined Networking (SDN) platform known as Software DNA™ 2.0. The platform is the first comprehensive, hosted SDN solution, which includes core network functions that are dedicated to the unique needs of mobile operators who are faced with expensive and complex network infrastructure challenges.
•	FICO announced the launch of ValidSoft UK Ltd.’s (“ValidSoft”) proximity correlation service for credit and debit card issuers, which will be deployed with several UK banks.
•	FICO and Santander Bank continue to increase their use of ValidSoft’s solutions and have begun to use ValidSoft’s number validation functionality.
•	Executed a memorandum of understanding with Syniverse Technologies, LLC that focuses on establishing a collaboration arrangement for the resale of ValidSoft’s solutions.
•	ValidSoft continues to invest in its Intellectual Property portfolio. ValidSoft has two granted patents with multiple patents pending in multiple jurisdictions including the United States, European Union and other target jurisdictions.

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

Recent Financial Highlights:

•	2013 fourth quarter revenue totaled $6.0 million, of which $5.9 million was attributable to the mobile and security solutions, as compared to $3.6 million for the fourth quarter of 2012, or an increase of approximately 64%.
•	Sequentially, mobile and security revenue of $5.9 million for the fourth quarter of 2013 increased approximately 18% as compared to $5.0 million for the third quarter of 2013.
•	The monthly recurring revenue mobile and security business now accounts for approximately 98% of Elephant Talk's revenue, continuing the transition from Elephant Talk’s legacy landline business.
•	The 2013 fourth quarter margins grew to approximately 82% compared to 39% for the fourth quarter of 2012.
•	Adjusted EBITDA for the fourth quarter of 2013 was approximately $143,000.

Mobile and Security (Unaudited) Reported Revenue
Quarter	($ in millions)	(%) of Total Company Revenue
1Q12	2.4	28.3
2Q12	2.8	39.3
3Q12	2.9	43.9
4Q12	3.6	52.1
1Q13	3.9	58.5
2Q13	4.5	89.5
3Q13	5.0	95.9
4Q13	5.9	97.6

Quarter	*Total Margin ($ in millions)	% of Total Quarter
	(Unaudited)	Company Revenue
1Q12	1.7	19.7
2Q12	1.9	26.8
3Q12	2.1	31.3
4Q12	2.7	39.4
1Q13	3.0	46.2
2Q13	3.5	70.7
3Q13	4.1	79.2
4Q13	5.0	82.5

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

Mr. Steven van der Velden, Chairman and CEO of Elephant Talk, stated, "Achieving positive Adjusted EBITDA for the fourth quarter of 2013 was a major accomplishment for the Company. Adjusted EBITDA has improved continuously quarter-over-quarter to approximately $143,000 for the most recent fourth quarter as compared to a loss of $85,000 in the third quarter and a loss of approximately $1 million for the second quarter of 2013. Our monthly recurring revenue mobile and security business is producing margins of over 82% and has increased each quarter. We expect these trends to continue as we migrate additional SIM cards onto our platform from lusacell, Vodafone and Zain/Axiom in Saudi Arabia combined with further implementing ValidSoft’s technology within the financial industry with FICO and Syniverse. With Iusacell alone we expect to migrate 8 million SIMs by the end of 2014. We believe that this increased user base and monthly recurring revenue will provide us with strong financial growth in the future.”

* Non-GAAP financial measures

To supplement the consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, Elephant Talk uses measures of non-GAAP: Adjusted EBITDA and margin. Margin is derived from the statement of operations and comprehensive loss by subtracting cost of service from revenues. These adjustments to the Company's GAAP results are made with the intent of providing both management and stockholders with a more complete understanding of the Company's underlying operational results, trends and performance.

Non-GAAP Adjusted EBITDA is defined as earnings before income and expenses from derivative accounting, , such as warrant liabilities and conversion feature expensing, interest income and expense, income taxes, depreciation and amortization, amortization of deferred financing cost, impairments, non-operating income and expenses and stock-based compensation to, among other things, show a measure of the Company’s operating performance.

Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for, or superior to, net income (loss) or net income (loss) per share determined in accordance with GAAP.

The table at the end of this press release includes a reconciliation of net loss to non-GAAP Adjusted EBITDA for the years ended December 31, 2013, 2012 and 2011.

Conference Call Reminder: Elephant Talk will host its 2013 year-end financial results conference call on Wednesday, March 26, 2014 at 11 a.m. ET.

Conference Call Information:
Date:	Wednesday, March 26, 2014
Time:	11:00 a.m. ET
Domestic Dial-in number:	1-480-629-9712
Live webcast:	http://public.viavid.com/index.php?id=108289

All interested in participating should dial in approximately 5 to 10 minutes prior to the 11:00 a.m. ET conference call. Participants should ask for the Elephant Talk 2013 year end conference call.

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

About Elephant Talk Communications:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a global provider of mobile proprietary Software Defined Network Architecture (Software DNA™ 2.0) platforms for the telecommunications industry. The company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, superior Industry Expertise and high quality Customer Service without substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Network Operators amongst its customers, including Vodafone, T-Mobile, Zain and Iusacell. Visit: www.elephanttalk.com.

About ValidSoft UK Limited:

ValidSoft UK Limited (“ValidSoft”) provides advanced mobile- and cloud-security solutions. ValidSoft’s custom-built sophisticated multi-factor authentication platform (SMART™) takes full advantage of telecommunications and includes a leading proprietary voice biometric engine. The platform combats electronic fraud and safeguards consumer privacy across internet, mobile banking, card, mobile and fixed line telecommunication channels. The company counts some of the largest financial institutions among its customers. ValidSoft is the only security software company in the world that has been granted three European Privacy Seals. Visit: www.validsoft.com.

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the ability of the Company to regain compliance with the listing standards of the NYSE MKT. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Contacts:

Investor Relations:

Steve Gersten

Elephant Talk Communications Corp.
+ 1 813 926 8920

Steve.Gersten@elephanttalk.com

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

Thomas Walsh
Alliance Advisors
+ 1 212 398 3486
twalsh@allianceadvisors.net

Public Relations:

US: Michael Glickman

MWG CO

(917) 596.1883

mike@mwco.net

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

The below Financial Statements have been prepared as though the Company will remain a going concern for the foreseeable future. As described in Note 2 of the Form 10-K filed on or before April 1, 2014, our auditors have included an explanatory paragraph in their report expressing substantial doubt about the Company's ability to continue as a going concern for the foreseeable future.

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

	2013	2012	2011

REVENUES	$22,827,261	$29,202,188	$32,232,981

COST AND OPERATING EXPENSES
Cost of service	7,149,153	20,819,327	28,723,265
Selling, general and administrative expenses	26,533,283	24,186,278	23,408,554
Depreciation and amortization	6,601,246	5,710,396	5,254,708
Intangible assets impairment charge	-	-	522,726
Total cost and operating expenses	40,283,682	50,716,001	57,909,253

LOSS FROM OPERATIONS	(17,456,421)	(21,513,813)	(25,676,272)

OTHER INCOME (EXPENSE)
Interest income	103,627	248,017	106,721
Interest expense	(1,064,999)	(780,852)	(201,184)
Interest expense related to Debt Discount and conversion feature	(2,069,649)	(1,089,126)	-
Change in fair value of conversion feature	232,267	2,387,326	-
Loss on extinguishment of debt	(2,005,100)	-	-
Change in fair value of warrant liabilities	479,322	-	-
Other Income & (expense)	(302,112)	-	460,000
Impairment of related party loans	-	(1,060,784)	-
Amortization of deferred financing costs	(248,851)	(531,792)	-
Total other income (expense)	(4,875,495)	(827,211)	365,537

LOSS BEFORE PROVISION FOR INCOME TAXES	(22,331,916)	(22,842,800)	(25,310,735)
Benefit from provision for income taxes	200,301	(289,136)	-
NET LOSS BEFORE NONCONTROLLING INTEREST	(22,131,615)	(23,630,160)	(25,310,735)
Net (loss) income attributable to non-controlling interest	-	-	-
Net loss from joint venture	-	(501,776)	-
NET LOSS ATTRIBUTABLE TO COMPANY	(22,131,615)	(23,131,936)	(25,310,735)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	194,115	411,205	(624,275)
	194,115	411,205	(624,275)
COMPREHENSIVE LOSS	$(21,937,500)	$(22,720,731)	$(25,935,010)

Net loss per common share and equivalents - basic and diluted	$(0.18)	$(0.21)	$(0.24)

Weighted average shares outstanding during the period - basic and diluted	126,259,634	111,322,029	104,326,066

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS AT DECEMBER 31, 2013 AND 2012

	2013	2012
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$1,252,315	$1,233,268
Restricted cash	191,600	1,230,918
Accounts receivable, net of an allowance for doubtful accounts of $7,693 and $559,120 at December 31, 2013 and December 31, 2012 respectively	5,976,879	5,123,803
Prepaid expenses and other current assets	2,254,213	1,821,218
Total current assets	9,675,007	9,409,207

NON-CURRENT ASSETS

OTHER ASSETS	1,412,408	1,038,306

PROPERTY AND EQUIPMENT, NET	19,786,122	13,088,271

INTANGIBLE ASSETS, NET	8,670,677	10,503,026

GOODWILL	3,773,226	3,436,731

TOTAL ASSETS	$43,317,440	$37,475,541

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$391,436	$350,114
Accounts payable and customer deposits	2,586,663	5,139,292
Obligations under capital leases (current portion)	1,302,838	-
Deferred Revenue	142,731	252,551
Accrued expenses and other payables	4,961,303	4,120,536
8% Convertible Notes (current portion)	-	3,067,416
Loans payable	962,654	963,051
10% Related Party Loan (net of Debt Discount of $1,719,585)	1,033,719	-
Total current liabilities	11,381,344	13,892,960

LONG TERM LIABILITIES
8% Convertible Notes, net of current portion	-	2,565,202
10% 3rd Party Loan (net of Debt Discount of $726,695)	4,779,913	-
Warrant liabilities	1,973,534	-
Conversion feature	-	311,986
Non-current portion of obligations under capital leases	845,529	-
Loan from joint venture partner	602,047	555,907
Total long term liabilities	8,201,023	3,433,095

Total liabilities	19,582,367	17,326,055

STOCKHOLDERS' EQUITY
Preferred Stock 0.00001 par value, 50,000 shares authorized, 0 issued and outstanding
Common Stock, .00001 par value, 250,000,000 shares authorized, 140,466,801 issued and outstanding as of December 31, 2013 and 111,918,386 shares issued and outstanding as of December 31, 2012	248,712,321	223,965,907
Accumulated other comprehensive income (loss)	269,869	(732,090)
Accumulated deficit	(225,391,923)	(203,260,307)
Elephant Talk Communications Corp. stockholders' equity	23,590,267	19,973,510
NON-CONTROLLING INTEREST	144,806	175,976
Total stockholders' equity	23,735,073	20,149,486

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$43,317,440	$37,475,541

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(22,131,615)	$(23,131,936)	$(25,310,735)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,601,246	5,710,396	5,254,708
Provision for doubtful accounts	22,005	117,394	318,443
Stock based compensation	8,515,391	6,302,141	6,319,314
Loss on Extinguishment of Debt	2,005,100	-	-
Net loss from joint venture	-	501,776	-
Amortization of shares issued for consultancy	-	-	499,591
Change in fair value of conversion feature	(232,267)	(2,387,326)	-
Change in fair value of warrant liability	(479,322)		-
Amortization of deferred financing costs	248,851	531,792	-
Interest expense relating to debt discount and conversion feature	2,069,649	1,089,126	-
Loans to related party impairment charge	-	1,060,784	-
Unrealized foreign currency translation gain (loss)	302,112	-	-
Intangible assets impairment charge	-	-	522,726
Changes in operating assets and liabilities:
Decrease (increase) in restricted cash	1,052,257	(1,040,074)	-
Decrease (increase) in accounts receivable	(82,763)	1,292,883	(1,372,719)
Decrease (increase) in prepaid expenses, deposits and other assets	(465,026)	(247,443)	782,920
Increase (decrease) in accounts payable, proceeds from related parties and customer deposits	(3,415,032)	272,500	(140,229)
Increase (decrease) in deferred revenue	(118,786)	114,673	142,309
Increase (decrease) in accrued expenses and other payables	140,514	1,014,042	(1,587,264)
Net cash used in operating activities	(5,967,686)	(8,799,272)	(14,570,936)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,898,169)	(2,224,923)	(7,721,307)
Restricted cash	-	-	49
Cash received from acquisition of subsidiary	-	36,188	-
Impairment of related party loans	-	(1,060,784)	-
Payments for acquisition	-		(347,758)
Loan to joint venture party	-	(146,496)	-
Loan to third party	(163,542)	(111,023)	(448,195)
Net cash used in investing activities	(6,061,711)	(3,507,038)	(8,517,211)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from 12% Unsecured Loan from Related Party	1,290,790	-	-
Proceeds from Share Purchase Agreement – unregistered securities	225,000	-	-
Proceeds from Share Purchase Agreement – Registered Direct	7,500,000	-	-
Proceeds from Share Purchase Agreement – Related Party	4,500,000	-	-
Proceeds from 10% Affiliate Loan	2,652,600	-	-
Proceeds from 10% 3rd Party Loan	5,305,200	-	-
Deferred financing costs	-	(543,437)	-
Proceeds from 8% Convertible Note, net of OID	-	8,000,000	-
Restricted cash	-	(2,273,720)	-
Payments on proceeds from convertible note installment payments and interest	(8,642,149)	1,531,293	-
Cash from Escrow account for principal and interest payments on 8% Convertible Notes	742,427	-	-
Trade note payable	(512,732)	(315,000)	271,915
Proceeds from exercise of warrants & options	581,142	1,081,925	26,808,067
Payment of placement & solicitation fees	(1,362,124)		(1,185,741)
Net cash provided by financing activities	12,280,154	7,481,061	25,894,241
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(231,711)	48,941	957,785
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	19,047	(4,776,308)	3,763,879
CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	1,233,268	6,009,576	2,245,697
CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$1,252,315	$1,233,268	$6,009,576

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the period for interest	$745,096	$504,718	$39,460
Non-cash rent termination settlement	$468,000	$342,006	$-
Share capital issued to acquire Telnicity	$1,180,000	$578,357	$-

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

Reconciliation of Net Loss to Non-GAAP Adjusted EBITDA

In order to provide investors additional information regarding our financial results, the Company is disclosing Adjusted EBITDA, a non-GAAP financial measure. The Company employs Adjusted EBITDA, defined as earnings before income and expense derivative accounting, such as warrant liabilities and conversion feature expensing, interest income and expense, income taxes, depreciation and amortization, amortization of deferred financing costs, impairments, non-operating income and expenses and stock-based compensation to, among other things, show a measure of the Company’s operating performance. The Company uses Adjusted EBITDA because it removes the impact of items not directly resulting from the Company’s core operations, thus allowing the Company to better assess whether the elements of the Company’s growth strategy are yielding the desired results. Accordingly, the Company believes that Adjusted EBITDA provides useful information for investors and others and allows them to better understand and evaluate the Company’s operating results.

A reconciliation of Net Loss – US GAAP to Adjusted EBITDA, the most directly comparable measure under U.S. GAAP, for the fiscal years ended December 31, 2013, 2012 and 2011, is as follows:

Adjusted EBITDA	2013	2012	2011

Net loss – US GAAP	$(22,131,615)	$(23,131,936)	$(25,310,735)
Provision for income taxes	(200,301)	289,136
Depreciation and amortization	6,601,246	5,710,396	5,254,708
Stock-based compensation	8,515,391	6,302,141	6,818,905
Interest income and expenses	961,372	532,835	94,463
Interest expense related to debt discount and conversion feature	2,069,649	1,089,126	-
Change in fair value of conversion feature	(232,267)	(2,387,326)	-
Loss on extinguishment of debt	2,005,100	-	-
Changes in fair value of warrant liabilities	(479,322)	-	-
Other income & (expense)	302,112	-	(460,000)
Impairment of related party loans	-	1,060,784	-
Amortization of deferred financing costs	248,851	531,792	-
Equity in earnings of unconsolidated joint venture	-	501,776	-
Intangible assets impairment charge	-	-	522,726
Adjusted EBITDA	$(2,339,784)	$(9,501,276)	$(13,079,933)

Margin is derived from the statement of operations and comprehensive loss by subtracting cost of service from revenues.

	2013	2012	2011
Revenues	$22,827,261	$29,202,188	$32,232,981
Cost of service	7,149,153	20,819,327	28,723,265
Revenues minus Cost of Service ("margin")	$15,678,108	$8,382,861	$3,509,716

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920